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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) November 15, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of October 1, 2004, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2004-RS10)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE               333-117232          41-1955181
              --------               ----------          ----------
  (State or Other Jurisdiction of   (Commission       (I.R.S. Employer
           Incorporation)            File Number)     Identification No.)

     8400 Normandale Lake Blvd.                               55437
                                                              -----
             Suite 250                                      (Zip Code)
       Minneapolis, Minnesota
  (Address of Principal Executive Offices)


     Registrant's telephone number, including area code, is (952) 857-7000
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events.

           On October 29, 2004, the Registrant caused the issuance and sale of Mortgage -Backed Pass-Through Certificates, Series 2004-RS10, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-I-1, Class M-I-2, Class M-I-3, Class M-II-1, Class M-II-2, Class M-II-3, Class M-II-4, Class M-II-5, Class SB-I, Class SB-II, Class R-I, Class R-II, Class R-III and Class R-IV Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 2004, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, as Trustee.



Item 9.01.     Financial Statements and Exhibits

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

     10.1 Pooling and Servicing Agreement, dated as of October 1, 2004 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, as trustee.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                 By: /s/ Joseph Orning
                               Name: Joseph Orning
                              Title: Vice President



Dated: November 15, 2004





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